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                                                                   EXHIBIT 10.47


Dated:  February ____, 1999                       170,000 UNDERWRITERS' WARRANTS

                              UNDERWRITERS' WARRANT



         THIS CERTIFIES THAT J.P. Turner & Company, L.L.C., Millenium Financial Group, Inc. And HD Brous & Co., Inc. (referred to hereinafter as either the "Holders" or the "Representatives") are entitled to purchase from DXP ENTERPRISES, INC., a Texas corporation (the "Company"), (a) up to 170,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), at a purchase price of $13.20 per Share (the "Share Exercise Price") and (b) up to 170,000 Common Stock purchase warrants, in the form attached hereto as Exhibit A (the "Public Warrant(s)") at a purchase price of $2.0625 per Public Warrant (the "Public Warrant Price," collectively, with the Share Exercise Price, the "Exercise Prices") (the aforesaid right to purchase Shares and Public Warrants being referred to herein as "Underwriters' Warrant"), subject to adjustment as provided in Section 7 hereof. The Shares and the Public Warrants are referred to collectively herein as the "Securities." This Underwriters' Warrant is exercisable in whole or in part beginning at 8:00 a.m., Central Time on February ___, 2000 and at any time thereafter until 5:00 p.m., Central Time on February
___, 2004 (the "Expiration Date"). This Underwriters' Warrant is issued in consideration of $10.00 received by the Company pursuant to an Underwriting Agreement dated February ____, 1999, among the Company, the Representatives and certain Selling Shareholders named therein, in connection with a public offering of 1,700,000 units (the "Units"). Each Unit consists of one share of Common Stock and one Public Warrant, each as described in the Underwriting Agreement. Up to an additional 255,000 Units (the "Option Securities") are covered by an over-allotment option granted by the Company and the aforementioned Selling Shareholders to the Underwriters. The Units, together with their underlying securities may be hereinafter referred to together with the Option Securities, as the "Public Securities." The Shares and Public Warrants issuable pursuant to the Underwriters' Warrant shall have same terms and conditions as the shares of Common Stock and Public Warrants making up the Public Securities, as described under the caption "Description of Capital Stock" in the Company's Registration Statement on Form S-1, File No. 333-53387, as amended (the "Registration Statement"), except that the Holder shall have registration rights under the Securities Act of 1933, as amended, (the "Act"), for the Shares, the Public Warrants, and the Shares issuable on the exercise of the Public Warrants as set forth in Section 3 hereof. After the Expiration Date, the Holder shall have no right to purchase any Securities hereunder.

         1. (a) The rights represented by this Underwriters' Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Underwriters' Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of


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the Exercise Price then in effect for the number of Securities specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Underwriters' Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Underwriters' Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 1, and the person or persons in whose name or names the certificates for Shares and/or Public Warrants shall be issuable upon such exercise shall become the holder or holders of record of such Shares and Public Warrants at that time and Public Warrants so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Underwriters' Warrant shall have been so exercised.

         2. The Underwriters' Warrant shall not be transferred, sold, assigned, or hypothecated (other than by will or pursuant to the laws of descent and distribution) for a period of one year commencing February ____, 1999, except that it may be transferred to successors of the Holder, and may be assigned in whole or in part, subject to compliance with federal and state securities laws, to any person who is an officer or director of the Holder or to any Underwriter and/or the officers or shareholders or members or partners thereof during such period. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering the Underwriters' Warrant for cancellation at the office or agency of the Company referred to in
Section 1 hereof, accompanied by a certificate (signed by an officer of the Holder if the Holder is a corporation), stating that each transferee is a permitted transferee under this Section 2; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Underwriters' Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Securities as are purchasable hereunder.

         3. The Company covenants and agrees that all shares of Common Stock which may be purchased hereunder or upon exercise of the Public Warrants will, upon issuance against payment of the purchase price therefor, be duly and validly issued, fully paid and nonassessable, and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which the Underwriters' Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Underwriters' Warrant and the Public Warrants.

         4. The Underwriters' Warrant shall not entitle the Holder to any voting rights or other rights as shareholders of the Company.

         5. (a)(i) Piggyback Registration. If, at any time commencing one year from the date hereof and expiring four (4) years thereafter, the Company proposes to register any of its securities under the Act, for its own account or for the account of others, (other than in connection with a merger or pursuant to Form S-8, S-4 or other comparable registration statement) it will give written notice by registered mail, at least twenty (20) business days prior to the filing of each such registration statement, to all the Holders of the Underwriters' Warrants and/or the underlying Securities of its intention to do so. If a Holder of the Underwriters' Warrants and/or the underlying Securities notifies the Company within twenty (20)


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business days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement (the "Registerable Securities"), the Company shall afford each of the Holders of the Underwriters' Warrants and/or the underlying Securities the opportunity to have any such Securities registered under such registration statement. In addition, if the managing underwriter of such an offering determines that a limitation of the number of Registerable Securities to be underwritten is required, the managing underwriter may exclude some or all of the Registerable Securities from such registration; provided, however, that no other securities of the Company shall be included in such registration statement for an account of any person other than the Company and the Holders, unless and until all the Registerable Securities requested by the Holders to be included in such registration statement are included.

               (ii) Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         (b) Demand Registration.

               (i) At any time commencing one year from the date hereof and expiring five (5) years thereafter, the Holders of "80 Percent" (as hereinafter defined) of the Underwriters' Warrants and the underlying Securities (assuming the exercise of all of the Underwriters' Warrants) shall have the right (which right is in addition to the registration rights under Section 5(a)(i) hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement, and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Holders to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Securities by such Holders and any other holders of the Underwriters' Warrants and/or the underlying Securities who notify the Company within twenty (20) business days after receiving notice from the Company of such request.

               (ii) The Company covenants and agrees to give written notice of any registration request under this Section 5(b) by any Holder to all other registered Holders of the Underwriters' Warrants and the underlying Securities within ten (10) business days from the date of the receipt of any such registration request.

               (iii) The Company shall include such Underwriters' Warrants and the underlying Securities in the Registration Statement relating to this offering and

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shall keep such Registration Statement current at least until the expiration of the Public Warrants.

               (iv) For purposes of this Agreement, the term "80 Percent" shall mean not less than that number of Holders of the Underwriters' Warrants who hold not less than 80% of the Common Stock issued or issuable by the Company upon exercise of the Underwriters= Warrants, assuming such exercise also included an exercise of the Public Warrants issuable upon the exercise of the Underwriters' Warrant.

               (v) Covenants of the Company and Other Agreements of the Parties With Respect to Registration. In connection with any registration under Section 5(a) or (b) hereof, the Company covenants and agrees as follows:

                    (A) The Company shall use its best efforts to file a registration statement within twenty (20) business days of receipt of any demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Securities such number of prospectuses as shall reasonably be requested.

                    (B) The Company shall pay all costs (excluding fees and expenses of Holder=s counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections (a) and (b) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section (b)(v)(A), the Company shall, in addition to any other equitable or other relief available to the Holder(s), postpone the Expiration Date by such number of days as shall equal the delay caused by the Company's failure.

                    (C) The Company will take all necessary action which may be required in qualifying or registering the Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                    (D) The Company shall furnish to each underwriter, if any, a signed counterpart, addressed to such underwriter, of (x) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (y) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and


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the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                    (E) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                    (F) The Company shall deliver promptly to the managing underwriters, if any, copies of all correspondence between the Commission, on the one hand, and the Company, its counsel or auditors, on the other, with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

                    (G) The Company shall enter into an underwriting agreement with the managing underwriters of such an offering. Such agreement shall be satisfactory in form and substance to the Company, and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

                    (H) Notwithstanding the foregoing, if the Company shall furnish to each holder planning to participate in an offering a certificate signed by the President of the Company stating that in the good faith judgement of the Board of Directors of the Company it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future containing the disclosure of material information required to be included therein by reason of the federal securities laws, then the Company's obligation to use its best efforts to file a registration statement under Section 5(b) shall be deferred for a period during which such disclosure would be


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detrimental, provided that his period will not exceed 120 days and provided further, that the Company shall not defer its obligation in this matter more than once in any 12 month period.

                    (c) For so long as the Holders can sell the Registerable Securities pursuant to Rule 144, without limitations as to the volume or any other Rule 144 restrictions, or under the Registration Statement, as may be amended, then the piggy back and demand registration rights of the Holders under the provisions of Section 5 will not be available to the Holders.

         6. (a) The Company will indemnify and hold harmless each Holder of the securities covered by the Registration Statement, and any amendment or supplement thereto, (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of Section 15 of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of Section 15 of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (with respect to a prospectus, in light of the circumstances under which they were made) not misleading and will reimburse the Distributing Holder or such controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnification contained in this paragraph (a) with respect to any prospectus shall not inure to the benefit of any Distributing Holder (or the benefit of any person controlling such Distributing Holder) on account of any such loss, claim, damage or liability arising from the sale of the securities covered by such registration statement by such Distributing Holder if a copy of a later-dated prospectus shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such prospectus was corrected in the later-dated prospectus, provided that the Company had delivered the later-dated prospectus to the Distributing Holder in requisite quantity on a timely basis to permit such delivery or sending; and provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.


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                (b) The Distributing Holder will indemnify and hold harmless the
Company, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of Section 15 of the Act) against any losses, claims, damages or liabilities, joint, or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said prospectus, or said amendment or supplement, or arises out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 6.

                (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                (e) In order to provide for just equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 6 makes claim for indemnification pursuant hereto but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction an the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for


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indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section 6, then, and in each such case, the Company and each Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the Prospectus (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; and provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contribution party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The provisions contained in this
Section 6 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         7.     Adjustment of Exercise Price

                (a) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the lower of (i) the last sale price of the Common Stock as reported on the Nasdaq National Market on the trading date immediately preceding such sale (the "Market Price"), or (ii) the Share Exercise Price then in effect, or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter immediately before the date of such sale or the record date for each Change of Shares, the Share Exercise Price for the Common Stock included in this Underwriters' Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by


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dividing (1) the product of (a) the Share Exercise Price in effect immediately before such Change of Shares and (b) the sum (i) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, and (ii) the number of shares determined by dividing (A) the aggregate consideration, if any, received by the Company upon such sale, issuance, subdivision or combination, by (B) the lesser of (x) the Market Price, and (y) the Share Exercise Price, in effect immediately prior to such Change of Shares; by (2) the total number of shares of Common Stock outstanding immediately after such Change of Shares.

                (b) For the purposes of any adjustment to be made in accordance with this Section 7(a) the following provisions shall be applicable:

                    (i) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (x) the subscription price (before deducting any commissions or any expenses incurred in connection therewith), if shares of Common Stock are offered by the Company for subscription, or (y) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to underwriters or dealers for public offering without a subscription offering, or (z) the gross amount of cash actually received by the Company for such securities, in any other case.

                    (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                    (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                    (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of


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the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 7(a).

                    (v) The number of shares of Common Stock at any one time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

              (c) Upon each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

              (d) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in Section 7(a) and as provided below) less than the lower of (i) the Market Price, or (ii) Share Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Exercise Price for the Common Stock included in this Underwriters' Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Section 7(a) hereof, provided that:

                    (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum Exercise Price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection
(i) (and for the purposes of subsection (v) of Section 7(b) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the


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shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                    (ii) The aggregate maximum number of shares of Common Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (ii) (and for the purposes of subsection
(v) of Section 7(b) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                    (iii) If any change shall occur in the exercise price per share provided for in any of the options, rights or warrants referred to in subsection (i) of this Section 7(d), or in the price per share or ratio at which the securities referred to in subsection (ii) of this Section 7(d) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities.

              (e) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Underwriters' Warrant then outstanding shall have the right thereafter to receive on exercise of such Underwriters' Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7(a) and (b). The above provisions of Section 7(c) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

              (f) Irrespective of any adjustments or changes in the Share Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Underwriters' Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant hereto, continue to express the Share Exercise Price per share and the number of shares purchasable thereunder as the Share Exercise Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

              (g) After each adjustment of the Share Exercise Price pursuant to this Section 7, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

              (h) No adjustment of the Share Exercise Price or the number of shares issuable upon exercise of this Underwriters' Warrant shall be made as a result of or in connection with (A) the issuance or sale of the Units, the Over-Allotment Option, the Underwriters' Warrants or the securities underlying such Securities, (B) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof, options to be granted under the Company's Long-Term Incentive Plan or any management, employee, consultant or director award or plan approved by the board of directors of the Company or a committee thereof, (C) any securities issued in connection with the Company's acquisition of substantially all the stocks or assets of another business, (D) any securities issued pursuant to an underwritten public offering, or (E) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.02 for one share of Common Stock, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.02 for one share of Common Stock. In addition, any Holder shall not be entitled to cash dividends paid by the Company prior to the exercise of any Underwriters' Warrant held by them.

         8. This Agreement shall be governed by and in accordance with the laws of the State of New York. Each party hereto agrees to submit to the personal jurisdiction and venue of the state and/or federal courts located in New York City, New York, for resolution of all disputes arising out of, in connection with, or by reason of the interpretation, construction, and enforcement of this Agreement, and hereby waives the claim or defense therein that such courts constitute an inconvenient forum.

         IN WITNESS WHEREOF, DXP ENTERPRISES, INC., has caused this Underwriters' Warrant to be signed by its duly authorized officers, and this Underwriters' Warrant to be dated as of the date first above written.



DXP ENTERPRISES, INC.




By:
   ----------------------------------------
    Name:   David R. Little
    Title:  Chairman of the Board, Chief
            Executive Officer and President

                                  PURCHASE FORM

           (To be signed only upon exercise of Underwriters' Warrant)

         The undersigned, the holder of the foregoing Underwriters' Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ______ Shares of DXP ENTERPRISES, INC. $0.01 per share, and/or Redeemable Common Stock Purchase Warrants to purchase one (1) share of Common Stock, and herewith makes payment of $____ therefor (or hereby surrenders and delivers that portion of the Underwriters' Warrant having equivalent value (as determined in accordance with the provisions of Section 1 of the Underwriters' Warrant)), and requests that the certificates for shares of Common Stock and/or Warrants be issued in the name(s) of, and delivered to whose addressees) is (are):
                      ------------------------------------------

Dated:                  , 19
      ------------------     ----

Signature:
          -------------------------------------------------
           (Print name under signature)
           (Signature must conform in all respects to the name of holder as specified on the face of the Underwriters' Warrant).



---------------------------------------------------------------------
(Insert Social Security or Other Identifying Number of Holder)

                               FORM OF ASSIGNMENT

       (To be executed by the registered holder if such holder desires to transfer the Warrant)

         FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of transferee) this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant on the books DXP ENTERPRISES, INC. with full power of substitution.


Dated:                   , 19
      -------------------    -----

Signature:
           ----------------------------------------------------------
           (Print name under signature)
           (Signature must conform in all respects to the name of holder as specified on the face of the Underwriter's Warrant.



------------------------------------------------------------------------
(Insert Social Security or Other Identifying Number of Holder)